                          D&K HEALTHCARE RESOURCES, INC.
                      401(K) PROFIT SHARING PLAN AND TRUST

                                    RESOLUTION

WHEREAS, D&K Healthcare Resources, Inc. (hereinafter called "Company"), established and maintains the D&K Healthcare Resources, Inc. 401(k) Profit Sharing Plan and Trust (hereinafter called the "Plan"); and

WHEREAS, in accordance with the terms of the Plan, the Company is authorized to amend the Plan at any time; and

WHEREAS, the Company now deems it advisable to amend the Plan;

BE IT RESOLVED that VC Services, Inc. and Jaron, Inc. shall be added as Participating employers to the Plan as follows:

PARTICIPATING EMPLOYERS (in addition to those previously named):

VC Services, Inc.
-----------------

EIN:  41 157 088 3                     Fiscal Year End: June 30
      ----------------------------                      -------

By:                                    Effective Date: 03/02/95
   -------------------------------                     --------

Jaron, Inc.
-----------

EIN:  65 066 204 5                     Fiscal Year End: June 30
      ----------------------------                      -------

By:                                    Effective Date: 03/17/98
   -------------------------------                     --------

BE IT FURTHER RESOLVED that Sections B5g and D2 shall be deleted and replaced with the following:

B5     TYPE OF ENTITY

       AND, is the Employer a member of . . .

       g. A controlled group? (x) Yes ( ) No

D2     EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

       Employees of Affiliated employers:
       a. ( ) will not or N/A
       b. (x) will
       --

       be treated as Employees of the Employer adopting the Plan.
       NOTE: If D2b is elected each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

BE IT FURTHER RESOLVED that the Plan is hereby amended effective January 1, 2000 as follows:

Section D6d of the Adoption Agreement shall be deleted in its entirety and replaced with the following Section D6h:

D6 VESTING OF PARTICIPANT'S INTEREST OTHER THAN MATCHING CONTRIBUTIONS (Plan Section 6.4(b))

       The vesting schedule, based on number of Years of Service, shall be as follows:

       h. (x) Other -- must be at least as liberal as either c or g above.

              Year of Service                       Percentage
              ---------------                       ----------
                    1                                   0%
                    2                                   25%
                    3                                   50%
                    4                                   75%
                    5                                   100%
                    6                                   100%
                    7                                   100%

Sections E3h, E3n, E3o, E3p, E8b and the first item E8b2 on page 15 of the Adoption Agreement shall be deleted in their entirety and replaced with the following:

E3     FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION
       (Plan Section 11.1(b))

       h. (x) Shall a Year of Service be required in order to share in the matching contributions?

              With respect to Plan Years beginning after 1999 . . .

              1. ( ) Yes (Could cause Plan to violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410)
              2. (x) No

              With respect to Plan Years beginning before 2000 . . .

              1. ( ) N/A New Plan or same as years beginning after 1999.
              2. (x) Yes
              3. ( ) No

       n. (x) Matching contributions shall be made,
       o. ( ) during the Plan Year
       p. (x) within 30 days after the end of the Plan Year Quarter.
                                                            -------

E8     ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.3(k))

       Any Participant who terminated employment during the Plan Year for reasons OTHER THAN death, Total and Permanent disability or retirement:

       b. With respect to the allocation of Employer Matching Contributions, a Participant:

          2.  For Plan Years beginning AFTER 1999

          i.       ( ) N/A
          ii. (x) Shall share in the allocations, regardless of Hours of Service, provided such Participant was employed on the last
                            --------------------------------------------------
                   day of the Plan Year Quarter for which the matching
                   ---------------------------------------------------
                   contribution is made.
                   ---------------------
          iii. ( ) Shall share in the allocations provided such Participant completed more than 500 Hours of Service.
          iv. ( ) shall share in such allocations provided such Participant completed a Year of Service.
          v. ( ) shall not share in such allocations, regardless of Hours of Service.

       NOTE: If b.2.iv or v is selected, the Plan could become discriminatory in operation.

                                         ADOPTION

The above resolution is adopted and effective January 1, 2000.

Approved: /s/ Martin D. Wilson                                     3/27/00
          --------------------------------------------------------------------
Martin D. Wilson, President and Chief Operating Officer